FOURTH AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT

     This FOURTH AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Amendment") is entered into as of this 18th day of June, 1997 by and between ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership ("Purchaser"), N.H. ASSOCIATES, an Illinois limited partnership ("Seller") and NEAR NORTH NATIONAL TITLE CORPORATION ("Escrow Agent").

                                   RECITALS

     A. Purchaser and Seller have entered into an Agreement of Sale dated as of May 16, 1997 (the "Original Purchase Agreement") wherein Seller agreed to sell and Purchaser agreed to purchase that certain parcel of real property commonly known as North Hill Apartments, Atlanta, Georgia and legally described on Exhibit A attached to the Purchase Agreement (the "Property").

     B. Purchaser, Seller and Escrow Agent have entered into that certain Escrow Agreement dated May 16, 1997 (the "Original Escrow Agreement"), which Escrow Agreement governs the holding and disposition of the earnest money under the Purchase Agreement.

     C. Purchaser, Seller and Escrow Agent have entered into that certain First Amendment to Agreement of Sale and Escrow Agreement dated May 30, 1997 (the "First Amendment"), that certain Second Amendment to Agreement of Sale and Escrow Agreement dated June 9, 1997 (the "Second Amendment") and that certain Third Amendment to Agreement of Sale and Escrow Agreement dated June 13, 1997 (the "Third Amendment"). The Original Purchase Agreement as amended by the First Amendment, the Second Amendment and the Third Amendment is hereinafter referred to as the "Purchase Agreement". The Original Escrow Agreement as amended by the First Amendment, the Second Amendment and the Third Amendment is hereinafter referred to as the "Escrow Agreement".

     D. Purchaser and Seller desire to further modify and amend the Purchase Agreement as hereinafter set forth and Purchaser, Seller and Escrow Agent desire to further modify and amend the Escrow Agreement as hereinafter set forth.

     NOW, THEREFORE, for the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller hereby desire to amend the Purchase Agreement as follows:

     1. Defined Terms. All capitalized terms which are used herein but which are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

     2. Modifications to Purchase Agreement. The Purchase Agreement is hereby modified as follows:

          A. Purchase Price. The Purchase Price is hereby reduced to $21,000,000. Accordingly:
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               1.   the phrase "Twenty-Two Million Five Hundred Thousand and
No/100 Dollars ($22,500,000.00)" in the second and third lines of Section 1 of the Agreement is hereby deleted and the phrase "Twenty-One Million and No/100 Dollars ($21,000,000.00)" is hereby substituted therefor; and

               2. the number "$22,500,000" in the second line of Section 2C of the Agreement is hereby deleted and the number "$21,000,000" is hereby substituted therefor.

          B. Approval Period. The Approval Period is hereby extended from June 18, 1997 to June 23, 1997. Accordingly, the date "June 18, 1997" contained in Section 17 is hereby deleted, and the date "June 23, 1997" is hereby substituted therefor.

     3.   Modifications to Escrow Agreement.  The date "June 18, 1997" in
Section 2 of the Escrow Agreement is hereby deleted and the date "June 23, 1997" is hereby substituted therefor.

     4.   Miscellaneous.

          A. Full Force and Effect. Except as modified herein, the Purchase Agreement and Escrow Agreement shall remain unmodified and in full force and effect.

          B. Counterparts. This Amendment may be executed in multiple counterparts.


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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of this 13th day of June, 1997.

                    PURCHASER:

                    ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership

                    By: Equity Residential Properties Trust, a Maryland real estate investment trust

                         By:   /s/ Christopher B. Beda
                              -------------------------------------
                         Name:     Christopher B. Beda
                              -------------------------------------
                         Title:    A.V.P.
                              -------------------------------------

                    SELLER:

                    N.H. ASSOCIATES, an Illinois limited partnership

                    By: North Hill Partners, an Illinois joint venture, its general partner

                         By: Thornhill Limited Partnership, an Illinois limited partnership, a joint venture partner

                              By: Balcor Partners-XVI, an Illinois general partnership, its general partner

                                   By:  RGF-Balcor Associates-II, an Illinois
                                        general partnership, a partner

                                        By:  The Balcor Company, a Delaware
                                             corporation, a general partner

                                             By:   /s/ Michael J. Becker
                                                  -----------------------------
                                             Name:     Michael J. Becker
                                                  -----------------------------
                                             Title:    Managing Director
                                                  -----------------------------

ESCROW AGENT:

NEAR NORTH NATIONAL TITLE CORPORATION

By:
     -------------------------------
          Its Authorized Agent
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